Exhibit 10.1 to Form 8-K dated February 12, 1997

                          WHITNEY AMERICAN CORPORATION

                             1997 STOCK OPTION PLAN


1.    Purpose of the Plan.

         The purpose of this 1997 Stock Option Plan ("Plan") of WHITNEY AMERICAN CORPORATION, ("Company") a Delaware corporation is to provide the Company with a means of attracting and retaining the services of selected employees, directors and consultants. The Plan is intended to advance the interests of the Company by affording to selected employees, directors and consultants, upon whose skill, judgement, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

2.    Legal Compliance.

         It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, as the same shall be amended from time to time, such aspect shall be deemed to be modified, deleted, or otherwise changed as necessary to ensure continued compliance with such provisions. Failure to conform with the requirements of Rule 16b-3 or the Code, shall not invalidate this Plan or any options granted pursuant hereto.

3.    Administration of the Plan.

3.1   Plan Committee.

         The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than one (1) director. All of the members of the Committee shall be disinterested persons. The term "disinterested person," as used in this Plan, shall mean a director:
(i) who was not during the one (1) year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire equity securities of the Company or any of its Affiliates except as permitted by Rule 16b-3(c)(2)(i) ("16b-3(c)(2)(i)") promulgated under the Securities Exchange Act of 1934, as amended; or (ii) who is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission. Any such persons shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act. Should the Board not appoint a Committee or for any other reason should a Committee not be properly appointed or in existence, then the entire Board of Directors shall constitute the Committee for the purpose of administration of this Plan.

3.2    Grants of Options by the Committee.

         In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in Section 7. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.


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         All  options  granted  under this Plan are  subject  to, and may not be exercised before, the approval of this Plan by the holders of a majority of the Company's outstanding shares on or before the expiration of twelve months from the date of the adoption of this Plan by the Board, and if such approval is not obtained, all Options previously granted shall be void.

3.3    Committee Procedures.

         The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any such telecommunication medium) or by written consent of Committee members without a meeting.

3.4    Finality of Committee Action.

         The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding in all persons, including, without limitation, the Company, its shareholders, the Committee and each of the members of the Committee, and the directors, officers, and employees of the Company, including Optionees and their respective successors in interest.

3.5    Non-Liability of Committee Members and Others.

         No Committee member, Board member or employee, consultant or advisor of the Company shall be liable for any action or determination made by him in good faith with respect to the Plan or any Option granted under it.

4.    Board Power to Amend, Suspend, or Terminate the Plan.

         The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its shareholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its discretion.

         Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any option previously granted under the Plan without the express written consent of the optionee; or
(ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to options under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in Section 8, without shareholder approval.

5.    Shares Subject to the Plan.

         For purposes of the Plan, the Committee is authorized to grant Options to purchase not more than Two Million (2,000,000) shares of the Company's common stock, $.00001 par value per share ("Common Stock"), either treasury or authorized but unissued shares, or the number and kind of shares of stock or other securities which, in accordance with Section 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

6.    Optionee

         ISOs shall be granted only to elected or appointed officers or other key employees of the Company (as determined by the Committee), whether full-time or part-time, including, without limitation, members of the Board who are also officers or key employees at the time of grant. NQOs may be granted to employees (including officers) and directors of and consultants to the Company. In no event, however, may a member of the Committee be granted an Option under the Plan. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise.

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7.    Grants of Options.

         The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grant under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of such resolution.

8.    Option Exercise Price.

         The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than eight-five percent (85%) of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee.

         For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

9.    Ceiling of ISO Grants.

         The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. In the event that an Optionee holds such incentive stock options that come first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then most recently granted of such ISOs, to the extent that they are exercisable for shares having a an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

10.    Duration, Exercisability and Termination of Options.

10.1    Option Period.

         The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten (10) years from the date on which the Option is granted, or five (5) years in the case of a grant of an ISO to an Optionee who is a ten percent (10%) shareholder at the date on which the Option is granted as described in Section 8.

10.2    Exercisability of Options and Acceleration of Exercisability.

         Each  Option  shall  be   exercisable   in  whole  or  in   consecutive
installments, cumulative or otherwise, during its term as determined in the discretion of the Committee.

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10.3    Termination of Options.

         An Option shall terminate six (6) months after termination of the Optionee's employment or relationship as a consultant or director with the Company, unless (i) such termination is due to such person's permanent and total disability, within the meaning of Section 422(c)(6) of the Code, in which case the Option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a consultant or director, or (ii) the Optionee dies while in the employ of or while serving as a consultant or director to the Company or within not more than six (6) months after termination of such relationships, in which case the Option may, but need not, provide that it may be exercised at any time within fifteen
(15) months following the death of the Optionee by the person or persons to whom the Optionee's rights under such Option pass by will or by the laws of descent and distribution; or (iii) the Option by its terms specifies either (A) that it shall terminate sooner than six (6) months after termination of the Optionee's employment or relationship as a consultant or director, or (B) that it may be exercised more than six (6) months after termination of such relationship with the Company. This Section 10.3 shall not be construed to extend the term of any Option or to permit anyone to exercise the Option after expiration of its term, nor shall it be construed to increase the number of shares as to which any Option is exercisable from the amount exercisable on the date of termination of the Optionee's employment or relationship as a consultant or director.

11.     Manner of Option Exercise; Rights and Obligations of Optionees.

11.1    Written Notice of Exercise.

         An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company, or made by bank wire transfer, at its principal executive office.

11.2    Cash Payment for Optioned Shares.

         If an Option is exercised for cash, such notice shall be accompanied by a cashier's check or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

11.3    Stock Swap Feature.

         At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. In the event that the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of Section 8.

11.4     Investment  Representation for  Non-Registered  Shares  and Legality of
Issuance.

         The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by Section 14) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan in the event that, at the time of grant of Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company, shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.


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11.5     Shareholder Rights of Optionee.

         Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by Section 14) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in Section 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

11.6     Holding Periods for Tax Purposes.

         The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

12.      Successive Grants and Substitution.

12.1     Successive Grants.

         Successive grants of Options may be made to any Optionee under the Plan.

12.2     Options in Substitution for Other Options.

         The Committee may, in its sole discretion, at any time during the term of this Plan, grant new options to an employee under this Plan or any other stock option plan of the Company on the condition that such employee shall surrender for cancellation one or more outstanding options which represent the right to purchase (after giving effect to any previous partial exercise thereof) a number of shares, in relation to the number shares to be covered by the new conditional grant hereunder, determined by the Committee. If the Committee shall have so determined to grant such new options on such a conditional basis ("New Conditional Options"), no such New Conditional Option shall become exercisable in the absence of such employee's consent to the condition and surrender and cancellation as appropriate. New Conditional Options shall be treated in all respects under this Plan as newly granted options. Options may be granted under this Plan from time to time in substitution for similar rights held by employees of other corporations who are about to become employees of the Company or an Affiliate Corporation as a result of a merger or consolidation of the employing corporation with the Company or an Affiliated Corporation, or the acquisition by the Company or an Affiliated Corporation of stock of the employing corporation as the result of which such other corporation becomes an Affiliated Corporation.

13.      Adjustments.

         If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of share as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the exercise price per share.

         In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

         In the event of a Reorganization (as hereinafter defined), then,

         (a) There is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or


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          exchange of the outstanding and unexercised  options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or,

         (b) If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

         The term "Reorganization" as used in this Section 13 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

         The Committee shall provide to each Optionee then holding an outstanding and unexercised Option not less than thirty (30) calendar Days' advanced written notice of any date fixed by the Committee pursuant to this
Section 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised Options. Except as the Committee may otherwise provide, each Optionee shall have the right during such period to exercise his Option only to the extent that the Option was exercisable on the date such notice was provided to the Optionee.

         Any adjustment to any outstanding ISO pursuant to this Section 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for the purposes of this Section 13 referred to as the "old options"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

         No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under
Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

         All adjustments and determinations under this Section 13 shall be made by the Committee in good faith in its sole discretion.

14.    Non-Transferability of Options.

         An Option shall be exercisable only by the Optionee, or in the event of his disability, by his guardian(s), conservator(s), or other legal representative(s), during the Optionee's lifetime. In the event of the death of the Optionee, an Option shall be exercisable by his legal representative(s), legatee(s), or heir(s), as the case may be, or by such person(s) as he may designate as his beneficiary or beneficiaries in a signed statement included a part of the option agreement.

         An ISO shall not be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution. An NQO shall not be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any attempt to exercise, transfer or otherwise dispose of an interest in an Option in contravention of the terms and conditions of the Plan, or of the option agreement for the Option, shall immediately void the Option.

15.    Continued Employment.

         As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Optionee who is an employee of the Company (an "Employee Optionee") to remain in the employ of the Company, or of its affiliates, and to render to it his or her service, at such compensation as may


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be  determined  from time to time by it,  for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of an Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan.

         Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

16.    Tax Withholding.

         The exercise of any option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.

17.     Term of Plan.

17.1    Effective Date.

         Subject to shareholder approval, as provided in Section 3.2, the Plan shall become effective on February 14, 1997, the date of its adoption by the Board.

17.2  Termination Date.

         Except as to options previously granted and outstanding under the Plan, the Plan shall terminate at midnight on February 14, 2007 and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in Section 4.

18.    Non-Exclusivity of the Plan.

         Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without shareholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

19.    Governing Law.

         The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of Delaware.


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

                                 SIGNATURE PAGE

         By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 1997 Stock Option Plan of the Company.

DATED:  February 14, 1997


                                           WHITNEY AMERICAN CORPORATION


                                             /s/ Stephen M. Siedow
(SEAL)                                     X.............................
                                             Stephen M. Siedow, President


   /s/ John D. Brasher Jr.
X ................................
   John D. Brasher Jr., Secretary


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


                         CERTIFICATION OF PLAN ADOPTION

         I, the undersigned Secretary of this corporation, hereby certify that the foregoing 1997 Stock Option Plan of this corporation was duly approved by the requisite number of holders of the issued and outstanding common stock of this corporation as of the below date.

Date of  Approval:  February 14 , 1997



                                               /s/ John D. Brasher Jr.
(SEAL)                                      X  .................................
                                               John D. Brasher Jr.,  Secretary





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